Promissory Note
                            (Fixed Rate - Closed End)



NEBO Products, Inc.                               Lender: SK Management Trust
12382 Gateway Parkplace #300                             2556 Keddington Lane
Draper, UT 84020                                     Salt Lake City, UT 84117
801-495-2150 (p)
801-495-2151 (f)                                         Date: March 30, 2001



--------------------------- -------------------------- -------------------------- --------------------------- ----------------------
MONTHLY                     FINANCE CHARGE             AMOUNT FINANCED            TOTAL OF  PAYMENTS
PERCENTAGE                  The dollar amount the      The amount of credit       The amount I will have
RATE                        credit will cost me.       provided to me or on my    paid after I have made
                                                       behalf.                    all payments as scheduled.


2.0%                        $22,500                    $187,500                   $210,000
--------------------------- -------------------------- -------------------------- --------------------------- ----------------------


Would you like to receive an itemization of the Amount Financed?
__ I want an itemization.           __ I do not want an itemization.


--------------------------- ------------------------------------------------ -------------------------------------------------------
Number of Payments          Amount of Payments                               When Payments Are Due
--------------------------- ------------------------------------------------ -------------------------------------------------------
6                           $3,750                                           On the 30th day of each month starting April 30, 2001
                                                                             until September 30, 2001
--------------------------- ------------------------------------------------ -------------------------------------------------------
1 balloon                   $187,500                                         September 30, 2001
--------------------------- ------------------------------------------------ -------------------------------------------------------




The Undersigned promises to pay sum of two hundred ten thousand dollars and zero cents, ($210,000).

The payment shall consist of 6 payments of $3,750 dollars on the 30th day of each month starting April 30, 2001, and continuing until September 30, 2001, with one balloon payment of $210,000 on September 30, 2001.

Prepayment penalty: In the event the note is paid in full prior to the note's maturity date, the balance of the remaining interest payments to maturity will be paid.

This note is convertible to NEBO Products, Inc. stock four months after the date of this note and prior to the maturity of this note. The price to convert the note to equity will be 90% of the average closing price of the stock from the last 15 days of trading. If the note is converted prior to the maturity, the prepayment penalty is not applicable.

This note is secured with A UCC-1 commercial lien NEBO Products, Inc. inventory at wholesale buying price. Any check returned unpaid will incur a charge of $20.00.

Includes an option to renew at maturity date with the same terms and conditions.

If this note is not paid when due, the undersigned promises to pay, in addition, all costs of collection and reasonable attorneys' fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.


On the happening to or by any maker of any of the following events, this note and all other obligations, direct or contingent, of any such maker or endorser hereof to payee shall become due and payable immediately, without demand or notice: failure to make any payment within 10 days of the date due; making of any misrepresentation to the payee for the purpose of obtaining credit or an extension of credit; any assignment for the benefit of creditors; voluntary or involuntary application for, or appointment of, a receiver; filing a voluntary or involuntary petition under any of the provisions of the payee, the undersigned's financial responsibility shall become impaired or unsatisfactory to the payee.


Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, consents to the acceptance of security, if any, for this note, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.

This Promissory Note is the final expression of the terms and conditions of this loan transaction between NEBO Products, Inc. and SK Management Trust. This written agreement may not be contradicted by evidence or any oral agreement.


Executed on 3/30/01, at Draper, Utah.




By:  Scott Holmes, CEO
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Signature /s/ Scott Holmes
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Address: 12382 Gateway Parkplace #300
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Draper, UT 84020
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Phone:  801-495-2150
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By   /s/ illegible
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